AMAG Pharmaceuticals Third Quarter 2019 Financial Results November 1, 2019 © 2019 AMAG Pharmaceuticals, Inc. All© rights 2019 reservedAMAG Pharmaceuticals, Inc. All rights reserved 1

Forward-Looking Statements This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, AMAG’s expectations for its product and product candidate portfolio, including the anticipated regulatory and clinical trial timelines for AMAG’s product candidates, including ciraparantag and AMAG-423; beliefs about novel pipeline assets being the future value drivers of the company; AMAG’s beliefs regarding the market share and further commercial opportunity for Feraheme; beliefs about Intrarosa’s market share and commercial opportunity; AMAG’s beliefs regarding the continued viability of AMAG’s commercialized products, including the Makena SC auto-injector, and the continued viability of the Makena platform; beliefs that AMAG will be able to work collaboratively with the FDA and expectations that there may be a path forward for Makena; beliefs regarding the effect of AMAG’s withdrawal of the intramuscular Makena product from the market; beliefs regarding the effect of generic competitors to the intramuscular Makena product; beliefs regarding the effect of challenges with third-party manufacturers of the intramuscular Makena product; AMAG’s beliefs regarding physician support of the Makena auto-injector; characterizations of and beliefs about study and market data for AMAG’s products and product candidates; AMAG’s beliefs regarding the market share and commercial opportunity for Vyleesi; AMAG’s expectations regarding the efficacy of its direct-to-consumer campaign and Early Experience initiative for Vyleesi; AMAG’s expectations regarding the efficacy of its salesforce promotion for Vyleesi; AMAG’s beliefs regarding the clinical development timeline for ciraparantag, including the timing of AMAG’s planned Phase 3a clinical trial; beliefs about the revenues driven by the continued commercialization of Makena, Feraheme, Intrarosa and Vyleesi; beliefs about the effect of the Vyleesi commercial launch on revenues; AMAG’s accomplishments and third quarter financial results, including the market share captured by AMAG’s products and such products’ performance; AMAG’s 2019 goals, 2019 financial guidance, including forecasted GAAP operating loss and non-GAAP adjusted EBITDA, and key inputs and drivers thereof; beliefs about AMAG’s balance sheet are based on management’s current expectations and beliefs and are forward‐looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward‐looking statements. Such risks and uncertainties include, among others, the risk that the FDA will withdraw approval of Makena in line with the recommendation of BRUDAC that approval of 17P be withdrawn; the risk that the FDA could take other adverse action related to Makena given the findings and recommendation of BRUDAC; the risk that AMAG may not be able to generate additional efficacy data that will be satisfactory to the FDA (if the FDA permits AMAG to submit additional data to support or as a condition to the continued commercialization of Makena); the risk that healthcare providers may be reluctant to continue to prescribe the Makena auto-injector or the FDA may require that the Makena label include information on the PROLONG study, restrictions to the current indication or the insertion of new warnings or precautions; and those risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10‐K for the year ended December 31, 2018 and subsequent filings with the SEC, which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward‐looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward‐looking statements. AMAG Pharmaceuticals®, the logo and designs, and "Feraheme® are registered trademarks of AMAG Pharmaceuticals, Inc. VyleesiTM is a trademark of AMAG Pharmaceuticals, Inc. Makena® is a registered trademark of AMAG Pharma USA, Inc. Intrarosa® is a registered trademark of Endoceutics, Inc. Other trademarks referenced in this report are the property of their respective owners. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 2

Cautionary Disclosure Regarding AMAG’s Long-term Outlook AMAG has made forward looking estimates of its long-term outlook, including that it will be adjusted EBITDA neutral by 2020. AMAG’s growth trajectory and expectations for adjusted EBITDA on a multi-year timeframe are based on a strategy of maximizing commercial product opportunities to fund investments in new products, with various assumptions, including certain assumptions about the progression and approval of AMAG’s product candidates and the continued viability of AMAG’s commercialized products, including the Makena SC auto-injector. In addition to the risk factors and forward-looking statements disclosed above, these estimates involve risks and uncertainties related to: (i) the success of AMAG’s development pipeline; (ii) an increased focus on durable assets; (iii) ongoing efforts to leverage clinical development capabilities against later-stage, lower-risk development opportunities which are themselves subject to considerable risk; (iv) the cash-flows required to the fund AMAG’s evolving business model, including its development efforts; (v) the uncertain and highly speculative commercial potential of therapeutic areas of interest; (vi) external pricing / reimbursement and (vii) the continued viability of the Makena platform. The purpose of this adjusted EBITDA estimate is not to provide financial guidance or forecasts, but rather to illustrate AMAG’s current growth model based on current plans for the advancement of ciraparantag and AMAG-423 and potential future portfolio expansion and the continued commercialization of Makena, Feraheme, Intrarosa and Vyleesi. These estimates include assumptions based on current circumstances with respect to, among other things, (A) design, enrollment, timing and successful execution of clinical trials, (B) anticipated timetables for regulatory filings and related reviews and potential approvals of products, and approved indications, (C) cost and timing for development efforts and commercial launches, (D) forecasted volumes and pricing and (E) the continued approval and performance of AMAG’s commercialized products. Additional risk factors include, among others, (i) the risk that AMAG’s commercial products will not achieve the level of revenues needed to support AMAG’s research and development efforts, including because such efforts require greater costs than anticipated, or because such revenues fall short of expectations, including because approval of any such products is withdrawn or the FDA takes other adverse action with respect to any such products, (ii) the speculative nature of the addressable market for the indications being pursued for AMAG’s product candidates, (iii) the risk that the FDA will not approve AMAG’s product candidates for commercial use on the expected timeframe, for the anticipated indications, uses and label, or at all, and (iv) the risk that AMAG will not be able to continue to execute on its business plan. There can be no assurance that all or any of the assumptions and estimates built into our long-term models will prove correct, and we caution you not to place undue reliance on such statements and the overall progression of revenue or adjusted EBITDA for our products, as the timing of regulatory approvals, clinical study results, commercial launch, supply availability, competition, volume and pricing may turn out to be significantly different from our current estimates. You are strongly encouraged to read those risks and uncertainties identified above and in AMAG’s filings with the SEC. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 3

Agenda 1 Q3-2019 Highlights 2 Makena FDA Advisory Committee Meeting Update 3 Vyleesi Launch Update 4 Q3 Financial Results and Guidance 5 Development Pipeline Update 6 Closing Remarks/Q&A © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 4

Strong Key Commercial Products’ Performance Subcutaneous Auto-injector Record Revenues & Market Share1 Quarterly Market Share2 TRx/NRx Average Market Share3 5.0% Revenues 4.5% % 63% 63% YoY: up nearly 20% 54 4.0% TRx QoQ: up more than 5% 3.5% 3.0% NRx Market share 2.5% 2.0% Q1-2019 Q2-2019 Q3-2019 17.5% 3Q-2019 avg. market share Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Feraheme Quarterly Net Revenues Makena Quarterly Net Revenues Intrarosa Quarterly Net Revenues $44.2 $42.1 $40.0 $41.0 $41.3 $37.8 $5.6 $4.4 $4.9 Q1-2019 Q2-2019 Q3-2019 Q1-2019 Q2-2019 Q3-2019 Q1-2019 Q2-2019 Q3-2019 1 Feraheme market share based on IQVIA data and internal analytics. 2 Makena SC auto-injector market share is based on all FDA-approved hydroxyprogesterone caproate TRxs. Data based on Specialty Pharmacy Demand Data; Valuecentric 867 Data; and IQVIA SMART US Edition Integrated View – NSP. 3 Intrarosa market share based on IQVIA Xponent Plantrak data. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 5

Makena FDA Advisory Committee Meeting Update 6

Makena PROLONG Update PROLONG Study Results Published (October 25) • The American Journal of Perinatology • Primary author Dr. Sean Blackwell puts results in perspective in discussion section Professional Societies Recently Updated Guidelines (October 25) • American College of Obstetricians and Gynecologists (ACOG) and Society for Maternal-Fetal Medicine (SMFM) continue to support the use of Makena FDA Advisory Committee Meeting (October 29) • Bone, Reproductive and Urologic Drugs Advisory Committee (BRUDAC) ‒ 7 members voted to keep Makena on the market and generate more data through a new confirmatory trial ‒ 9 members voted to recommend that the FDA pursue withdrawal from the market ‒ BRUDAC’s recommendation not binding, but will be considered by FDA in making its decision ‒ AMAG is committed to working collaboratively with the FDA on the path forward that could allow at-risk pregnant women to continue to have access to Makena. WOMEN’S HEALTH: MAKENA © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 7

Vyleesi National Launch – September 2019 8

Vyleesi Launched Nationally September 2019

First FDA-approved as-needed treatment option for premenopausal women[1]


vyleesi
(bremelanotide injection)
1.75 mg/0.3 mL | for subcutaneous use only
Say hello to Vyleesi.
vyleesi
(bremelanotide injection)
See full Prescribing Information for dosage and administration.
No more than 1 dose in 24 hours or 8 doses per month. Store at or below 25°C (77°F). Do not freeze. Protect from light. Keep this and all medications out of the reach of children.

Accelerating Engagement

- Early experience program built demand and enhanced market knowledge ahead of launch
- Approximately 125 sales professionals now targeting 15,000 HCPs
- Social and digital reach is driving consumer awareness


vyleesi
(bremelanotide injection)

Enabling Early Access

- Copay program supporting patients while payer coverage builds

[1]Vyleesi is approved for the treatment of premenopausal women with acquired, generalized hypoactive sexual desire disorder (HSDD).

WOMEN'S HEALTH: VYLEESI
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Early Feedback I have had 4 different providers requesting me to come by and detail Vyleesi. Those requests came from no access offices. Vyleesi sales rep WOMEN’S HEALTH: VYLEESI © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 10

Encouraging Early Launch Metrics


Unblush
Let it out. Stop suffering in silence about low sexual desire. #unblush

Early metrics through one month post launch

12.6M women have been reached

40.7M impressions

120k+ symptom checkers completed

1,300+ prescribers[1]

3,000+ prescriptions[1]

What you can expect post first full quarter when we report 4Q19

- Digital & social media campaign
- Early formulary coverage wins
- Number of prescribers
- New patient starts
- Total prescriptions
- Early repeat prescription metrics

[1] Number of prescribers and prescriptions from Vyleesi Specialty Pharmacy Status/Dispense data provided by ValueCentric.

WOMEN'S HEALTH: VYLEESI
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Financial Overview 12

Sequential Quarter Revenue Summary

($M)	Q3-2019	Q2-2019
Makena subcutaneous (SC) auto-injector	$41.3	$41.0
Makena intramuscular (IM) – branded and generic	(7.0)	(10.0)
Total Makena	**$34.3**	**$31.0**
Feraheme	44.2	42.1
Intrarosa	5.6	4.9
TOTAL REVENUES	**$84.1**	**$78.0**

- Makena SC auto-injector:
  - Revenue stable at ~$40M per quarter and in-line with company expectations


$37.8
$41.0
$41.3
Q1-2019
Q2-2019
Q3-2019


Makena

- Makena IM:[1]
  - No shipments in Q3 and Q2, therefore full impact of changes in estimated Medicaid and commercial rebates from prior period sales appear as a negative
- Feraheme achieved record revenue
  - Driven by volume

[1] AMAG withdrew Makena IM from the market in Q2-2019 and does not expect any future revenue from Makena IM.

FINANCIAL OVERVIEW
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Year-over-Year Quarterly Revenue Summary Third quarter 2019 financial results ($M) Q3-2019 Q3-2018 • Makena IM year-over-year decrease related to: Makena subcutaneous (SC) $41.3 $39.2 ▪ Generic entrants in July 2018 auto-injector ▪ Third-party manufacturing challenges Makena intramuscular (IM) – (7.0) 41.0 ▪ Withdrawal of the IM form from the market in Q2-2019 branded and generic – Feraheme grew 20%, achieving record revenue of Total Makena $34.3 $80.2 more than $44M Feraheme 44.2 37.0 – Vyleesi is included in “Other” ▪ $0 copay on first prescription Intrarosa 5.6 4.9 ▪ $99 maximum out-of-pocket for refills Other -- 0.1 TOTAL REVENUES $84.1 $122.2 FINANCIAL OVERVIEW © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 14

Operating Expense and Income/Loss Summary Third quarter 2019 financial results Three Months Ended September 30, • Decline in CoPS primarily related to: – ($M) 2019 2018 Decrease in amortization expense associated with Makena IM intangible asset Amortization of intangible assets $4.2 $30.9 – Direct CoPS increased due to a shift to products with higher CoPS and royalty burdens Direct cost of product sales 16.9 15.6 Total cost of product sales $21.1 $46.5 • R&D increase driven by AMAG-423 development program, including additional clinical site initiations in Europe Research and development $15.3 $10.1 Acquired in-process research and development -- $12.5 • Q3-2018: recorded $12.5 million of acquired IPR&D expense in connection with the acquisition of AMAG-423 Selling, general and administrative $65.7 $72.5 • SG&A decrease primarily due to combining the maternal TOTAL COSTS AND EXPENSES $102.1 $141.6 health and women’s health sales forces in February 2019 • Non-GAAP adjusted EBITDA: – Year-over-year increase in loss primarily related to lower revenues Operating loss ($18.0) ($19.3) from Makena IM Adjusted EBITDA1 ($8.2) $30.0 1 See slide 22 for a reconciliation of GAAP to non-GAAP financial results. FINANCIAL OVERVIEW © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 15

2019 Financial Guidance 1 Updated 2019 Guidance (November) Previous 2019 Guidance (August) ($M) Low Mid High Low Mid High Total revenue $320 $325 $330 $325 $340 $355 GAAP operating loss ($278) ($273) ($268) ($286) ($281) ($276) Non-GAAP adjusted EBITDA ($75) ($70) ($65) ($85) ($80) ($75) 1 See slide 23 for a reconciliation of GAAP to non-GAAP financial guidance. FINANCIAL OVERVIEW © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 16

Development Pipeline Update 17

Development Pipeline is Progressing Commercial products help fund development programs Regulatory Approved/ Phase 1 Phase 2 Phase 3 Review Marketed Treatment of iron deficiency anemia Anticoagulant reversal agent Ciraparantag (potential for orphan drug designation) HEMATOLOGY Treatment to reduce recurrent preterm birth in certain at-risk women Treatment for moderate to severe dyspareunia (pain during sex) in postmenopausal women TM Treatment of low desire or libido with associated distress (HSDD*) in premenopausal women AMAG-423 Treatment of severe preeclampsia WOMEN’S HEALTHCAREDigoxin Immune (orphan drug designation) Fab (ovine) * HSDD: Hypoactive Sexual Desire Disorder © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 18

Focus: Looking Ahead Makena Continue enrollment and additional SC Auto- Maintain strong market share AMAG-423 site initiations, including EU injector FDA AdComm follow up IDE submission (Perosphere Technologies) Vyleesi Continue to drive successful launch Ciraparantag Complete healthy volunteer study Continue to focus on maximizing Feraheme 2020 Continue growth shareholder value © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 19

AMAG Pharmaceuticals Third Quarter 2019 Financial Results Q&A © 2019 AMAG Pharmaceuticals, Inc. All© rights 2019 reservedAMAG Pharmaceuticals, Inc. All rights reserved 20

Appendix 21

Reconciliation of GAAP to Non-GAAP Financial Results ($M) Q3-2019 Q3-2018 9-Mos. 2019 9-Mos. 2018 GAAP operating income ($18.0) ($19.3) ($251.6) ($28.2) Depreciation and intangible asset amortization 4.8 31.4 13.9 146.0 Non-cash inventory step-up adjustments -- 0.4 -- 3.6 Stock-based compensation 5.0 5.0 13.7 14.6 Adjustments to contingent consideration -- -- -- (49.2) Restructuring -- -- 7.4 -- Transaction / acquisition-related costs -- -- 0.3 -- Acquired IPR&D -- 12.5 74.9 32.5 Asset impairment charges -- -- 82.2 -- Non-GAAP adjusted EBITDA ($8.2) $30.0 ($59.2) $119.3 APPENDIX © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 22

Reconciliation of GAAP to Non-GAAP 2019 Financial Guidance 2019 Financial Guidance ($M) Revised Guidance Previous Guidance Operating loss ($278) – ($268) ($286) – ($276) Depreciation & intangible asset amortization 20 18 Stock-based compensation 19 19 Acquired IPR&D 75 75 Restructuring 7 7 Asset impairment charges 82 82 Adjusted EBITDA ($75) – ($65) ($85) – ($75) APPENDIX © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 23

AMAG Pharmaceuticals Third Quarter 2019 Financial Results November 1, 2019 © 2019 AMAG Pharmaceuticals, Inc. All© rights 2019 reservedAMAG Pharmaceuticals, Inc. All rights reserved 24